UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 26, 2004

ALTERA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-16617	77-0016691

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

101 Innovation Drive, San Jose, California		95134

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 544-7000

Item 5.    Other Events.

On January 26, 2004, Altera Corporation issued a press release announcing an increase in the number of shares authorized for repurchase under the company’s share repurchase program. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

By:	/s/ Nathan Sarkisian
Nathan Sarkisian Senior Vice President and Chief Financial Officer

Date: January 26, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 26, 2004